UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): June 30, 2006



                              SILGAN HOLDINGS INC.
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            (Exact name of Registrant as specified in its charter)


          Delaware                     000-22117                 06-1269834
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.05.  Costs Associated With Exit or Disposal Activities.

On June 30, 2006, the Registrant finalized its decision to close its metal container facility in St. Paul, Minnesota. This decision resulted from the Registrant's ongoing efforts to streamline its operations and reduce its operating costs. The Registrant anticipates closing the facility during the second quarter of 2007.

As a result of this decision, the Registrant estimates that it will incur total cash and non-cash pre-tax charges of approximately $15 million, of which approximately $11 million will be recorded in 2006 with the majority of the balance to be recorded in 2007. The total pre-tax charges are estimated to include employee severance and benefit cost of approximately $9 million, the write down in carrying value of assets of approximately $3 million and plant exit costs of approximately $3 million. Of these amounts, a total of approximately $6 million represents incremental pre-tax cash expenditures which will be incurred primarily in 2007 and 2008 in connection with the closing of the facility. The amount of the charges for the closing of the facility will be updated at the time the Registrant announces its earnings results for the second quarter of 2006.

Statements included in this Current Report on Form 8-K which are not historical facts are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Securities Exchange Act of 1934. Such forward-looking statements are made based upon management's expectations and beliefs concerning future events impacting us and therefore involve a number of uncertainties and risks, including, but not limited to, those described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and our other filings with the Securities and Exchange Commission. As a result, the actual results of our operations or our financial condition could differ materially from those expressed or implied in these forward-looking statements.


                            Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 7, 2006, the Registrant issued a press release announcing its decision to close its metal container facility in St. Paul, Minnesota. A copy of this press release is furnished herewith and attached hereto as Exhibit 99.1.



                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                     Description
-----------                                     -----------

99.1 Press Release, dated July 7, 2006, announcing a cost savings initiative by the Registrant.









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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: July 7, 2006
















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


                                INDEX TO EXHIBITS


Exhibit No.                               Description
-----------                               -----------

99.1 Press Release, dated July 7, 2006, announcing a cost savings initiative by the Registrant.






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